Exhibit 10.1

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Amendment No. 1

Restricted Stock Award Agreements

Award Numbers: 00083626 and 00084032

THIS AMENDMENT NO. 1 (this “Amendment”), dated March 29, 2012, between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and LYNN CARTER (“you”), is made to amend the following Restricted Stock Award Agreements (each, an “Award Agreement”) by and between the Company and you:

Award Number 00083626, dated January 27, 2010; and

Award Number 00084032, dated January 26, 2011.

This Amendment is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, on December 30, 2011, the Company and you entered into that certain Special Separation Agreement and Release (the “Special Separation Agreement”) that provides for your continued employment with the Company until March 31, 2012 (the “Separation Date”); and

WHEREAS, on January 31, 2012, the Compensation Committee and Independent Members of the Board of Directors of the Company approved the amendment of each of the Award Agreements to allow for shares of Restricted Stock that would have otherwise been forfeited on the Separation Date to continue to vest through February 10, 2013.

Amendment of the Award Agreements

Section 3 of each Award Agreement is hereby amended in its entirety as follows:

3.	Lapse of Restrictions.

(a) Vesting. Except as provided in subsections 3(b), 3(c) and 3(d) below and to the extent not previously vested or forfeited as provided herein, the Restricted Stock shall become transferable and the restrictions shall lapse in full according to the following schedule:

One-third of the Restricted Stock on the first anniversary of the Date of Grant

One-third of the Restricted Stock on the second anniversary of the Date of Grant

One-third of the Restricted Stock on the third anniversary of the Date of Grant

(b) Effect of Termination of Employment.

(i) Upon your termination of employment with Capital One prior to the Separation Date for any reason other than death or Disability, all shares of Restricted Stock shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

(ii) Upon your termination of employment with Capital One on the Separation Date in accordance with the terms and conditions of the Special Separation Agreement, all shares of Restricted Stock shall be forfeited (to the extent not previously vested or forfeited as provided herein) except for shares of Restricted Stock scheduled to vest on the anniversary of the Date of Grant occurring in calendar year 2013 (the “2013 Shares”).

(iii) Upon your termination of employment with Capital One as a result of your death or Disability prior to the Separation Date, all of the shares of the Restricted Stock shall immediately vest and become transferable and all restrictions thereon shall lapse upon such termination of employment (to the extent not previously vested or forfeited as provided herein).

(iv) Upon your death after the Separation Date, the 2013 Shares shall immediately vest and become transferable and all restrictions thereon shall lapse upon the occurrence of such death or Disability (to the extent not previously vested or forfeited as provided herein).

(c) Effect of Change of Control.

(i) If a Change of Control of Capital One occurs prior to the Separation Date, all of the shares of the Restricted Stock shall vest and become transferable and all restrictions thereon shall lapse immediately upon the occurrence of such Change of Control (to the extent not previously vested or forfeited as provided herein).

(ii) If a Change of Control of Capital One occurs after the Separation Date, the 2013 Shares shall immediately vest and become transferable and all restrictions thereon shall lapse upon the occurrence of such Change of Control (to the extent not previously vested or forfeited as provided herein).

(d) Effect of Violation of Certain Other Agreements. Notwithstanding anything to the contrary set forth in this Section 3,

(i) if you violate the terms of the Special Separation Agreement and the date of such violation (the “Forfeiture Date”) occurs prior to the date that the 2013 Shares vest, then the 2013 Shares shall immediately be forfeited; in the event that the 2013 Shares vest prior to the enforcement of such violation by the Company, then you shall promptly deliver to the Company any 2013 Shares that are held by you as of the date of such delivery plus the pre-tax proceeds from sales or other transfers, if any, of the 2013 Shares that you have sold or otherwise transferred prior to the date of such delivery; and

(ii) if you violate the terms of the Special Separation Agreement and the Forfeiture Date occurs after the date that the 2013 Shares vest, then you shall promptly deliver to the Company any 2013 Shares that you have not sold or otherwise transferred plus the pre-tax proceeds from sales or other transfers, if any, of the 2013 Shares that you have sold or otherwise transferred.

The “pre-tax proceeds” for any 2013 Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such shares as of the date of such transaction. The “pre-tax proceeds” for any 2013 Shares that were withheld pursuant to Section 6 shall be the Fair Market Value of such shares on the date they were withheld.

Effect of Amendment; Miscellaneous.

This Amendment shall not constitute an amendment or waiver of any provision of either of the Award Agreements except as expressly stated herein. Except as expressly amended hereby, the provisions of each Award Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms.

[Signature page follows.]

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Jory Berson
Jory Berson
Chief Human Resources Officer

CAPITAL ONE FINANCIAL CORPORATION

2004 Stock Incentive Plan

Amendment No. 1

Restricted Stock Award Agreement

Award Number: 0084009

THIS AMENDMENT NO. 1 (this “Amendment”), dated March 29, 2012, between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and LYNN CARTER (“you”), is made to amend the following Restricted Stock Award Agreement (the “Award Agreement”) by and between the Company and you:

Award Number 0084009, dated January 31, 2012

This Amendment is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.

WHEREAS, on December 30, 2011, the Company and you entered into that certain Special Separation Agreement and Release (the “Special Separation Agreement”) that provides for your continued employment with the Company until March 31, 2012 (the “Separation Date”); and

WHEREAS, on January 31, 2012, the Compensation Committee and Independent Members of the Board of Directors of the Company approved the amendment of the Award Agreement to allow for shares of Restricted Stock that would have otherwise been forfeited on the Separation Date to continue to vest through February 10, 2013.

Amendment of the Award Agreement

Section 3 of the Award Agreement is hereby amended in its entirety as follows:

3.	Lapse of Restrictions.

(a) Vesting. Except as provided in Sections 3(b), 3(c), [3(d)] and 16 below and to the extent not previously vested or forfeited as provided herein, the Restricted Stock shall become transferable and the restrictions shall lapse in full according to the following schedule:

One-third of the Restricted Stock on February 10, 2013

One-third of the Restricted Stock on February 10, 2014

One-third of the Restricted Stock on February 10, 2015

Each of the immediately above dates shall be a “Scheduled Vesting Date.”

(b) Effect of Termination of Employment.

(v) Upon your termination of employment with Capital One prior to the Separation Date for any reason other than death or Disability, all shares of Restricted Stock shall immediately be forfeited (to the extent not previously vested or forfeited as provided herein).

(vi) Upon your termination of employment with Capital One on the Separation Date in accordance with the terms and conditions of the Special Separation Agreement, all shares of Restricted Stock shall be forfeited (to the extent not previously vested or forfeited as provided herein) except for shares of Restricted Stock scheduled to vest on February 10, 2013 and such shares of Restricted Stock shall remain subject to reduction pursuant to Section 16.

(vii) Upon your termination of employment with Capital One as a result of your death or Disability prior to the Separation Date, all of the shares of the Restricted Stock shall immediately vest and become transferable and all restrictions thereon shall lapse upon such termination of employment (to the extent not previously vested or forfeited as provided herein).

(viii) Upon your death or Disability after the Separation Date, any shares of Restricted Stock scheduled to vest on February 10, 2013 pursuant to Section 3(b)(ii) above shall immediately vest and become transferable and all restrictions thereon shall lapse upon the occurrence of such death or Disability (to the extent not previously vested or forfeited as provided herein); provided, however, that for the avoidance of doubt, such shares of Restricted Stock shall not be subject to reduction pursuant to Section 16.

(c) Effect of Change of Control.

(iii) If a Change of Control of Capital One occurs prior to the Separation Date, all of the shares of the Restricted Stock shall vest and become transferable and all restrictions thereon shall lapse immediately upon the occurrence of such Change of Control (to the extent not previously vested or forfeited as provided herein).

(iv) If a Change of Control of Capital One occurs after the Separation Date, any shares of Restricted Stock scheduled to vest on February 10, 2013 pursuant to Section 3(b)(ii) above shall immediately vest and become transferable and all restrictions thereon shall lapse upon the occurrence of such Change of Control (to the extent not previously vested or forfeited as provided herein).

(d) Effect of Violation of Certain Other Agreements. Notwithstanding anything to the contrary set forth in this Section 3,

(iii) if you violate the terms of the Special Separation Agreement and the date of such violation (the “Forfeiture Date”) occurs prior to the date that the 2013 Shares vest, then the 2013 Shares shall immediately be forfeited; in the event that the 2013 Shares vest prior to the enforcement of such violation by the Company, then you shall promptly deliver to the Company any 2013 Shares that are held by you as of the date of such delivery plus the pre-tax proceeds from sales or other transfers, if any, of the 2013 Shares that you have sold or otherwise transferred prior to the date of such delivery; and

(iv) if you violate the terms of the Special Separation Agreement and the Forfeiture Date occurs after the date that the 2013 Shares vest, then you shall promptly deliver to the Company any 2013 Shares that you have not sold or otherwise transferred plus the pre-tax proceeds from sales or other transfers, if any, of the 2013 Shares that you have sold or otherwise transferred.

The “pre-tax proceeds” for any 2013 Shares that were transferred by you in a transaction other than a sale on the New York Stock Exchange shall be the Fair Market Value of such shares as of the date of such transaction. The “pre-tax proceeds” for any 2013 Shares that were withheld pursuant to Section 6 shall be the Fair Market Value of such shares on the date they were withheld.

Effect of Amendment; Miscellaneous.

This Amendment shall not constitute an amendment or waiver of any provision of the Award Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Award Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms.

[Signature page follows.]

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Jory Berson
Jory Berson Chief Human Resources Officer